APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of September 28, 2007

NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Arizona Dividend Advantage Municipal Fund

Nuveen Arizona Dividend Advantage Municipal Fund 2

Nuveen Arizona Dividend Advantage Municipal Fund 3

Nuveen Arizona Premium Income Municipal Fund, Inc.

Nuveen California Dividend Advantage Municipal Fund

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen California Investment Quality Municipal Fund, Inc.

Nuveen California Municipal Market Opportunity Fund, Inc.

Nuveen California Municipal Value Fund, Inc.

Nuveen California Performance Plus Municipal Fund, Inc.

Nuveen California Premium Income Municipal Fund

Nuveen California Quality Income Municipal Fund, Inc.

Nuveen California Select Quality Municipal Fund, Inc.

Nuveen California Select Tax-Free Income Portfolio

Nuveen Connecticut Dividend Advantage Municipal Fund

Nuveen Connecticut Dividend Advantage Municipal Fund 2

Nuveen Connecticut Dividend Advantage Municipal Fund 3

Nuveen Connecticut Premium Income Municipal Fund

Nuveen Core Equity Alpha Fund

Nuveen Diversified Dividend and Income Fund

Nuveen Dividend Advantage Municipal Fund

Nuveen Dividend Advantage Municipal Fund 2

Nuveen Dividend Advantage Municipal Fund 3

Nuveen Equity Premium Advantage Fund

Nuveen Equity Premium and Growth Fund

Nuveen Equity Premium Income Fund

Nuveen Equity Premium Opportunity Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Florida Investment Quality Municipal Fund

Nuveen Florida Quality Income Municipal Fund

Nuveen Georgia Dividend Advantage Municipal Fund

Nuveen Georgia Dividend Advantage Municipal Fund 2

Nuveen Georgia Premium Income Municipal Fund

Nuveen Global Government Enhanced Income Fund

Nuveen Global Value Opportunities Fund

Nuveen Insured California Dividend Advantage Municipal Fund

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Nuveen Insured California Premium Income Municipal Fund, Inc.

Nuveen Insured California Tax-Free Advantage Municipal Fund

Nuveen Insured Dividend Advantage Municipal Fund

Nuveen Insured Florida Premium Income Municipal Fund

Nuveen Insured Florida Tax-Free Advantage Municipal Fund

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

Nuveen Insured Municipal Opportunity Fund, Inc.

Nuveen Insured New York Dividend Advantage Municipal Fund

Nuveen Insured New York Premium Income Municipal Fund, Inc.

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of September 28, 2007

Nuveen Insured New York Tax-Free Advantage Municipal Fund

Nuveen Insured Premium Income Municipal Fund 2

Nuveen Insured Quality Municipal Fund, Inc.

Nuveen Insured Tax-Free Advantage Municipal Fund

Nuveen Investment Quality Municipal Fund, Inc.

Nuveen Maryland Dividend Advantage Municipal Fund

Nuveen Maryland Dividend Advantage Municipal Fund 2

Nuveen Maryland Dividend Advantage Municipal Fund 3

Nuveen Maryland Premium Income Municipal Fund

Nuveen Massachusetts Dividend Advantage Municipal Fund

Nuveen Massachusetts Premium Income Municipal Fund

Nuveen Michigan Dividend Advantage Municipal Fund

Nuveen Michigan Premium Income Municipal Fund, Inc.

Nuveen Michigan Quality Income Municipal Fund, Inc.

Nuveen Missouri Premium Income Municipal Fund

Nuveen Multi-Currency Short-Term Government Income Fund

Nuveen Municipal Advantage Fund, Inc.

Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal Income Fund, Inc.

Nuveen Municipal Market Opportunity Fund, Inc.

Nuveen Municipal Value Fund, Inc.

Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Nuveen New York Dividend Advantage Municipal Fund

Nuveen New York Dividend Advantage Municipal Fund 2

Nuveen New York Investment Quality Municipal Fund, Inc.

Nuveen New York Municipal Value Fund, Inc.

Nuveen New York Performance Plus Municipal Fund, Inc.

Nuveen New York Quality Income Municipal Fund, Inc.

Nuveen New York Select Quality Municipal Fund, Inc.

Nuveen New York Select Tax-Free Income Portfolio

Nuveen North Carolina Dividend Advantage Municipal Fund

Nuveen North Carolina Dividend Advantage Municipal Fund 2

Nuveen North Carolina Dividend Advantage Municipal Fund 3

Nuveen North Carolina Premium Income Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund 2

Nuveen Ohio Dividend Advantage Municipal Fund 3

Nuveen Ohio Quality Income Municipal Fund, Inc.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Nuveen Pennsylvania Investment Quality Municipal Fund

Nuveen Pennsylvania Premium Income Municipal Fund 2

Nuveen Performance Plus Municipal Fund, Inc.

Nuveen Multi-Strategy Income and Growth Fund, formerly known as

Nuveen Preferred and Convertible Income Fund

Nuveen Multi-Strategy Income and Growth Fund 2, formerly known as

Nuveen Preferred and Convertible Income Fund 2

Nuveen Premier Insured Municipal Income Fund, Inc.

Nuveen Premier Municipal Income Fund, Inc.

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of September 28, 2007

Nuveen Premium Income Municipal Fund 2, Inc.

Nuveen Premium Income Municipal Fund 4, Inc.

Nuveen Premium Income Municipal Fund, Inc.

Nuveen Quality Income Municipal Fund, Inc.

Nuveen Quality Preferred Income Fund

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 3

Nuveen Real Estate Income Fund

Nuveen Select Maturities Municipal Fund

Nuveen Select Quality Municipal Fund, Inc.

Nuveen Select Tax-Free Income Portfolio

Nuveen Select Tax-Free Income Portfolio 2

Nuveen Select Tax-Free Income Portfolio 3

Nuveen Senior Income Fund

Nuveen Tax-Advantaged Dividend Growth Fund

Nuveen Tax-Advantaged Floating Rate Fund

Nuveen Tax-Advantaged Total Return Strategy Fund

Nuveen Texas Quality Income Municipal Fund

Nuveen Virginia Dividend Advantage Municipal Fund

Nuveen Virginia Dividend Advantage Municipal Fund 2

Nuveen Virginia Premium Income Municipal Fund

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of September 28, 2007

NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

NUVEEN MULTISTATE TRUST I, on behalf of:

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Florida Preference Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II, on behalf of:

Nuveen California Municipal Bond Fund

Nuveen California High Yield Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

NUVEEN MULTISTATE TRUST III, on behalf of:

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV, on behalf of:

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of September 28, 2007

NUVEEN INVESTMENT TRUST, on behalf of:

Nuveen Large-Cap Value Fund

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Global Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

NUVEEN INVESTMENT TRUST II, on behalf of:

Nuveen Rittenhouse Growth Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds Global Resources Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Optimized Alpha Fund

NUVEEN INVESTMENT TRUST III, on behalf of:

Nuveen Multi-Strategy Income Fund, formerly known as Nuveen Core Bond Fund

Nuveen High Yield Bond Fund

Nuveen Short Duration Bond Fund

NUVEEN INVESTMENT TRUST V, on behalf of:

Nuveen Preferred Securities Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, on behalf of:

Municipal Total Return Managed Accounts Portfolio

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of September 28, 2007

Acknowledged and Accepted:

For the Above Fund Parties

By:	/s/ Stephen Foy

Name: Stephen Foy

Title: Vice President

Acknowledged:

STATE STREET BANK AND

TRUST COMPANY, as Custodian

By:	/s/ Joseph L. Hooley

Name: Joseph L. Hooley

Title: Executive Vice President